Exhibit 99.2

Trustmark

Fourth Quarter & Fiscal Year 2023 Financial Results

January 23, 2024

Forward–Looking Statements

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "project," "potential," "seek," "continue," "could," "would," "future" or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption "Risk Factors" in Trustmark's filings with the Securities and Exchange Commission (SEC) could have an adverse effect on our business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, an increase in unemployment levels and slowdowns in economic growth, actions by the Board of Governors of the Federal Reserve System (FRB) that impact the level of market interest rates, local, state and national economic and market conditions, conditions in the housing and real estate markets in the regions in which Trustmark operates and the extent and duration of the current volatility in the credit and financial markets, levels of and volatility in crude oil prices, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the impacts related to or resulting from recent bank failures and other economic and industry volatility, including potential increased regulatory requirements and costs and potential impacts to macroeconomic conditions, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions, including the potential impact of issues related to the European financial system and monetary and other governmental actions designed to address credit, securities, and/or commodity markets, the enactment of legislation and changes in existing regulations or enforcement practices or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, cyber-attacks and other breaches which could affect our information system security, natural disasters, environmental disasters, pandemics or other health crises, acts of war or terrorism, and other risks described in our filings with the SEC.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Financial Highlights

Continued loan and deposit growth, solid credit quality and diversified fee income

Earnings Drivers

- Loans Held for Investment (HFI) increased $140.3 million, or 1.1%, linked-quarter, and $746.5 million, or 6.1%, year-over-year
- Deposits expanded $467.8 million, or 3.1%, linked-quarter and $1.1 billion, or 7.8%, year-over-year

Profitable Revenue Generation

- Net interest income (FTE) totaled $140.0 million in the fourth quarter, down 1.3% linked-quarter; in 2023, net interest income (FTE) totaled $566.3 million, up 11.7% from the prior year
- Net interest margin in the fourth quarter was 3.25%, down 4 basis points from the prior quarter; the net interest margin in 2023 was 3.32%, up 15 basis points from the prior year
- Noninterest income totaled $49.8 million in the fourth quarter, down 4.6% linked-quarter and up 10.3% year-over-year. In 2023, noninterest income totaled $207.0 million and represented 27.2% of total revenue.
- Revenue totaled $186.5 million in the fourth quarter, down 2.3% linked-quarter; revenue totaled $759.8 million in 2023, up 8.6% from the prior year

Expense Management

- Adjusted noninterest expense in the fourth quarter totaled $134.8 million, up 0.5%, linked-quarter; in 2023, adjusted noninterest expense totaled $527.9 million, up 5.9% from the prior year (1)

Credit Quality

- Net charge-offs totaled $2.2 million in the fourth quarter, representing 0.07% of average loans; in 2023, net charge-offs totaled $8.2 million, or 0.06% of average loans
- Provision for credit losses for loans HFI was $7.6 million in the fourth quarter and $27.4 million for the full year 2023

Capital Management

- Maintained strong capital position with CET1 ratio of 10.04% and total risk-based capital ratio of 12.29%
- Board of Directors declared quarterly cash dividend of $0.23 per share

At December 31, 2023	
Total Assets	$18.7 billion
Loans (HFI)	$13.0 billion
Total Deposits	$15.6 billion
Banking Centers	170

	As Reported Q4-23	Adjusted (1) Q4-23	As Reported 2023	Adjusted (1) 2023	Adjusted (1) 2022
Net Income ($ in millions)	$36.1	$37.2	$165.5	$171.4	$147.5
EPS - Diluted	$0.59	$0.61	$2.70	$2.80	$2.40
ROAA	0.77%	0.79%	0.89%	0.92%	0.84%
ROATCE	11.92%	12.22%	14.04%	14.51%	12.12%
Dividends / Share	$0.23	$0.23	$0.92	$0.92	$0.92
TE/TA	6.95%	6.95%	6.95%	6.95%	6.27%

Source: Company reports

(1) Please refer to the Earnings Release dated January 23, 2024, and the Consolidated Financial Information, Note 7 Non-GAAP Financial Measures

Loans Held for Investment (HFI) Portfolio

Focus on profitable, credit-disciplined loan growth continued

Loans HFI ($ in millions)[1]			Change			
		12/31/2023		LQ		Y-o-Y
Loans secured by real estate:						
Const., land dev. and other land loans	$	1,511	$	(99)	$	(209)
Secured by 1-4 family residential prop.		2,905		11		129
Secured by nonfarm, nonresidential prop.		3,489		(80)		211
Other real estate secured		1,313		94		570
Commercial and industrial loans		1,923		94		102
Consumer loans		162		(0)		(5)
State and other political subdivision loans		1,088		32		(135)
Other Loans & Leases		560		88		84
Total LHFI	$	12,951	$	140	$	746

Loan Portfolio Composition 12/31/23[1]



Other RE, 10%
Nonfarm,Nonres, 27%
C&I, 15%
Consumer, 1%
State & Other Political Sub. , 8%
Other, 4%
1-4 Residential, 22%
Construction, Land Dev, 12%

Loans HFI by Quarter



Dollar Change:
$12,204
$12,497
$12,614
$12,810
$12,951
$293
$117
$196
$140
Q4-22
Q1-23
Q2-23
Q3-23
Q4-23

- Portfolio exhibits diversity by product type, geography, and industry
- Solid growth in the quarter while maintaining solid credit quality

Source: Company reports
(1) Percentages may not sum to 100% due to rounding.

Trustmark

Commercial Real Estate and Offices (CRE) Portfolio Detail

CRE Portfolio[1] ($ in millions)	12/31/23	% of CRE Portfolio
Lots, Development and Unimproved Land	$ 321	6%
1-4 Family Construction	322	6%
Other Construction	868	17%
Total Construction, Land Development and Other Land Loans	**$ 1,511**	**30%**
Retail	347	7%
Offices	287	6%
Hotels/Motels	271	5%
Industrial	383	8%
Senior Living	509	10%
Other	411	8%
Total Non-owner Occupied & REITs	**$ 2,208**	**44%**
Multi-Family[2]	1,244	25%
Total CRE	**$ 4,963**	**100%**

CRE Portfolio

- Focused on vertical construction with limited exposure to unimproved land and development
- Well-diversified product and geographical mix

Offices (CRE) Portfolio[1] ($ in millions)	12/31/23	% of Offices Portfolio
Construction	$ 11	4%
Existing	287	96%
Total Offices	**$ 298**	**100%**
Offices (CRE) as % of LHFI	2%	
Average Loan Balance	$1.6 million	
YTD Office NCOs/Average Loans	0%	
Office Delinquencies/Total Offices	0.03%	
Office NPL/Total Offices	0.03%	
Criticized Offices/Total Offices	0.03%	

Offices (CRE) Portfolio

- Construction – centered predominantly in one 85% preleased, in footprint medical office project
- Existing (credits of $5 million or more)
  - * Weighted average occupancy of investment grade tenants is 47%
  - * Less than 10% lease turnover in each year from 2023-2027
  - * Weighted average vacancies of 6%
  - * Weighted average LTV of 64%

Source: Company reports
(1) All information provided above reflects outstanding balances
(2) Multi-Family is included in Other Real Estate Secured Loans in Financials

Trustmark

Commercial Loan Portfolio Detail

Commercial Portfolio [1] ($ in millions)	12/31/23	% of Commercial Portfolio
Manufacturing	$ 319	13%
Real Estate & Rental & Leasing	290	12%
Construction	253	10%
Retail Trade	239	10%
Finance & Insurance	225	9%
Transportation & Warehousing	202	8%
Health Care & Social Assistance	184	7%
Wholesale Trade	177	7%
Information	113	5%
Professional, Scientific & Technical Services	96	4%
Administrative & Support & Waste Mgmt & Remediation Services	72	3%
Arts, Entertainment & Recreation	64	3%
Other	231	9%
Total	**$ 2,465**	**100%**

- Portfolio includes commercial, financial intermediaries, agriculture production, equipment finance, non-profits, and leases
- Credits originated by the Equipment Finance line of business comprise $268 million of the commercial portfolio
- Well-diversified portfolio with no single category exceeding 13%

Source: Company reports
(1) All information provided above reflects outstanding balances

Allowance for Credit Losses

($ in millions)



$134
-$1
$7
-$1
$139
Net impact of quantitative changes including loan growth, changing of the macroeconomic forecast, and individually analyzed reserves
Net impact of qualitative changes including adjustments for credit migration, adjustments to the CRE concentration reserve, and the resolution of the COVID-19 Pandemic reserves
Net impact of all other changes including prepayment studies etc.
ACL 9/30/23
ACL 12/31/23

Source: Company reports
Does not include allowance for off balance sheet credit exposures
Totals may not foot due to rounding

Credit Risk Management

Solid asset quality metrics

- Allowance for credit losses represented 1.08% of loans held for investment and 249.3% of nonaccrual loans, excluding individually evaluated loans
- Net charge-offs totaled $2.2 million in the fourth quarter, which represents 0.07% of average loans
- Nonaccruals increased $9.1 million in the fourth quarter and represented 0.76% of total loans
- Nonperforming assets increased $10.5 million in the fourth quarter and represented 0.81% of total loans



Nonperforming Assets(1)
(in millions)
$68
$2
$66
$74
$2
$72
$76
$1
$75
$96
$5
$91
$107
$7
$100
Q4-22
Q1-23
Q2-23
Q3-23
Q4-23
Nonaccrual Loans
Other Real Estate



Allowance for Credit Losses/NPLs(2)
399%
321%
301%
274%
249%
Q4-22
Q1-23
Q2-23
Q3-23
Q4-23

Source: Company reports
Note: Unless noted otherwise, credit metrics exclude PPP loans
(1) Totals may not foot due to rounding
(2) NPLs excludes individually evaluated loans

Attractive, Low-Cost Deposit Base

Deposits ($ in millions)		Change	
	12/31/2023	LQ	Y-o-Y
Interest Checking	$ 5,012	$ 556	$ (151)
Noninterest Bearing DDA	3,198	(123)	(896)
Time Deposits	3,377	(22)	2,088
Savings	1,052	(34)	(252)
MMDA	2,931	90	343
Total Deposits	**$ 15,570**	**$ 468**	**$ 1,132**

Deposit Mix by Type 12/31/23(1) (2)



MMDA, 19%
Interest Checking, 32%
Savings, 7%
Time Deposits, 22%
Nonint.-Bearing DDA, 21%

Deposit Mix – Average Balance Q4-23(1)
($ in millions)



$14,429
$14,665
$14,738
$15,023
$15,304
29%
26%
24%
23%
22%
71%
74%
76%
77%
78%
Q4-22
Q1-23
Q2-23
Q3-23
Q4-23
Interest-bearing
Noninterest-bearing

- Deposits totaled $15.6 billion at December 31, 2023, up $467.8 million, or 3.1%, linked-quarter and an increase of $1.1 billion, or 7.8%, year-over-year
- Public fund deposits increased $463.2 million, or 24.0%, linked-quarter to total $2.4 billion at December 31, 2023
- Brokered deposits totaled $589.4 million, down $150.7 million from the prior quarter, to represent 3.8% of total deposits at December 31, 2023
- Cost of interest-bearing deposits in the fourth quarter totaled 2.67%, an increase of 28 basis points from the prior quarter

Source: Company reports
(1) Numbers and/or percentages may not foot due to rounding.
(2) Above does not include the daily sweep between low transaction interest checking to savings for regulatory purposes.

Stable, Granular & Low-Exposure Deposit Base

Deposit Accounts[1][3]
($ and # in thousands)



$26
$26
$26
$26
$27
449
457
461
464
465
Q4-22
Q1-23
Q2-23
Q3-23
Q4-23
Average Accounts
Average Balance per Account

Deposit Segmentation
Insured vs Collateralized vs Uninsured & Uncollateralized[3]



$14,438
$14,784
$14,914
$15,102
$15,570
23%
22%
22%
22%
22%
17%
16%
15%
12%
14%
60%
62%
64%
65%
64%
Q4-22
Q1-23
Q2-23
Q3-23
Q4-23
Insured
Collateralized
Uninsured & Uncollateralized

Deposit Cost & Cumulative Beta



Actual
Forecast
0.66%
0.51%
10%
1.13%
1.09%
22%
1.52%
1.48%
29%
1.85%
1.84%
33%
2.10%
38%
2.19%
42%
Q4-22
Q1-23
Q2-23
Q3-23
Q4-23
Q1-24
TRMK Beta
TRMK Deposit Cost
KRX Median Deposit Cost

- Stable, granular deposit base with 465 thousand average accounts with average balance per account of $27 thousand during Q4-23[1].
- Coverage Ratio[2] of 181% of uninsured and uncollateralized deposits ($3.4 billion) at December 31, 2023
- Deposit cost during Q4-23 consistent with prior guidance

Source: Company reports
(1) Personal and Non-Personal Accounts, excluding Public Fund Accounts and Brokered CDs
(2) Coverage Ratio = Available Secured Borrowing Capacity / (Uninsured & Uncollateralized Deposits)
(3) Numbers and/or percentages may not foot due to rounding.

Income Statement Highlights – Net Interest Income

Net Interest Income – FTE
($ in millions)



$150
$141
$143
$142
$140
Q4-22
Q1-23
Q2-23
Q3-23
Q4-23
Net Interest Income

Yields and Costs[(1)]



5.27%
5.79%
6.08%
6.34%
6.41%
3.66%
3.39%
3.33%
3.29%
3.25%
2.42%
2.72%
2.89%
1.72%
1.98%
1.86%
1.87%
1.89%
1.85%
1.03%
Q4-22
Q1-23
Q2-23
Q3-23
Q4-23
Loan Yield
NIM
Securities Yield
Cost of IBL

Net Interest Margin



3.29%
0.10%
-0.14%
3.25%
Asset Rate/Volume
Liability Rate/Volume
Q3-23 NIM
Q4-23 NIM

- Net interest income (FTE) totaled $140.0 million, resulting in a net interest margin of 3.25% in the fourth quarter

Source: Company reports
(1) Loan Yield includes LHFI & LHFS

Earning Asset Composition & Interest Rate Sensitivity

As of 12/31/23

- Substantial NII asset sensitivity is driven by loan portfolio mix with 50% variable rate
- Total interest rate swap hedge notional at quarter end was $1.05 billion (including $200 million of forward starting) with a weighted average maturity (WAM) of 2.8 years and a weighted average receive fixed rate of 3.18%
- Total interest rate floor notional at quarter end was $75 million (including $50 million of forward starting) with a WAM of 4.0 years at a SOFR rate of 3.58%

Loans by Rate Index[1,2]



Book Balance: $13.1B
Yield[3]: 6.41%
Prime, 9%
Fixed, 43%
Variable (<= 1-month), 39%
Hybrid ARMs, 7%
Variable (> 1-month), 2%

Hedge Notional [2][4]



$25
$850
3.12%
$46
$829
3.21%
$52
$592
3.31%
$50
$270
3.36%
$46
$117
3.43%
2024
2025
2026
2027
2028
Swap Notional (Annual Avg)
Floor Notional (Annual Avg)
Receive Fixed Rate (Annual Avg)

(1) Loans include LHFI & LHFS
(2) Totals may not foot due to rounding
(3) Loan Yield includes LHFI & LHFS
(4) $ Millions

Income Statement Highlights – Noninterest Income

Noninterest Income [1] ($ in millions)				Change	
	Q4-23	2023		LQ	'22-'23
Service Charges on Deposit Accounts	$ 11.3	$ 43.4		$ 0.2	$ 1.3
Bank Card and Other Fees	8.5	33.4		0.3	(2.7)
Mortgage Banking, net	5.5	26.2		(0.9)	(2.1)
Insurance Commissions	13.2	57.6		(2.1)	3.8
Wealth Management	8.7	35.1		(0.1)	0.1
Other, net	2.6	11.2		0.2	1.3
Total Noninterest Income	$ 49.8	$ 206.9		$ (2.4)	$ 1.8

Noninterest Income – Q4-23 [1]



Other, net, 5%
Wealth Management, 17%
Service Charges on Deposit Accounts, 23%
Insurance Commissions, 27%
Bank Card and Other Fees, 17%
Mortgage Banking, net, 11%

Noninterest Income[1]
($ in millions)



$45
$51
$54
$52
$50
$11
$8
$3
$12
$8
$2
$10
$8
$8
$14
$9
$3
$11
$9
$7
$15
$9
$4
$11
$8
$7
$15
$9
$2
$11
$9
$6
$13
$9
$3
Q4-22
Q1-23
Q2-23
Q3-23
Q4-23
Service Charges on Deposit Accounts
Bank Card and Other Fees
Mortgage Banking, net
Insurance Commissions
Wealth Management
Other, net

Noninterest Income = 26.7% of Quarterly Revenue

- Noninterest income totaled $49.8 million in the fourth quarter, a decrease of $2.4 million linked-quarter. The link-quarter changes are mainly due to a seasonal decline in insurance revenue and lower mortgage banking revenue. For the year ended 2023, noninterest income totaled $206.9 million, a $1.8 million increase from the prior year.
- Insurance revenue totaled $13.2 million in the fourth quarter, down $2.1 million from the prior quarter due to principally to seasonality. In 2023, insurance revenue totaled $57.6 million, up $3.8 million from the prior year.
- Wealth Management revenue totaled $8.7 million in the fourth quarter, down 1.3% from the prior quarter and up 7.2% from the prior year; Wealth Management revenue totaled $35.1 million in 2023, up 0.2% from the prior year

Source: Company reports
(1) Totals may not foot due to rounding

Income Statement Highlights – Mortgage Banking

Mortgage Banking Income ($ in millions) [1]	Q4-23	2023	Change LQ	Change '22-'23
Mortgage servicing income, net	$ 6.7	$ 27.2	$ (0.2)	$ 0.9
Change in fair value-MSR from runoff	(3.0)	(10.0)	0.2	4.0
Gain on sales of loans, net	3.9	15.3	0.2	(4.8)
Mortgage banking income, excl. hedge	$ 7.7	$ 32.5	$ 0.2	$ 0.1
Net hedge ineffectiveness	(2.2)	(6.3)	(1.2)	(2.2)
Mortgage banking income, net	$ 5.5	$ 26.2	$ (0.9)	$ (2.1)

Mortgage Loan Production [1][2]
($ in millions)



$391
54%
1.96%
46%
$361
29%
1.20%
71%
$431
25%
1.24%
75%
$390
19%
1.21%
81%
$272
15%
1.10%
85%
Q4-22
Q1-23
Q2-23
Q3-23
Q4-23
Loans Sold in Secondary Market
Loans Held on Balance Sheet
Gain on sale margin (3)

Mortgage Loan Production [1]
($ in millions)



$391
17%
83%
$361
20%
80%
$431
19%
81%
$390
24%
76%
$272
25%
75%
Q4-22
Q1-23
Q2-23
Q3-23
Q4-23
Purchase 92% 89% 92% 89% 87%
Refinance 8% 11% 8% 11% 13%
Retail
Wholesale

- Mortgage banking revenue totaled $5.5 million in the fourth quarter and totaled $26.2 million in 2023
- Mortgage loan production in the fourth quarter totaled $271.9 million, down 30.3% linked-quarter. In 2023, mortgage loan production totaled $1.5 billion, a decrease of 31.6% from the prior year
- Retail production represented 75% of volume, or $204.1 million, in the fourth quarter

Source: Company reports
(1) Totals may not foot due to rounding
(2) Production includes Loans Available for Sale (AFS) and Portfolio
(3) Gain on Sale Margin excludes FAS 133 (Pipeline valuation adjustment)

Trustmark

Income Statement Highlights – Noninterest Expense

Noninterest Expense ($ in millions) (1)(2)			Change	
	Q4-23	2023	LQ	'22-'23
Salaries & Benefits	$ 76.6	$ 303.3	$ (0.1)	$ 15.8
Services & Fees	27.9	109.5	0.0	4.0
Net Occupancy - premises	7.4	29.5	(0.0)	0.2
Equipment Expense	6.5	26.1	(0.3)	1.7
Other Adjusted Expense	16.3	59.6	1.1	7.9
Adjusted Noninterest Expense (2)	$ 134.7	$ 527.9	$ 0.7	$ 29.6
Other Real Estate Expense	(0.2)	0.1	(0.1)	(1.1)
Amoritzation of Intangibles	0.1	0.7	(0.0)	(0.8)
Charitable Contributions State Tax Cr	0.3	1.3	-	(0.2)
Litigation Settlement & Legal Fees	-	6.5	(6.5)	(94.3)
Salaries & Benefits - Reduction in force expense	1.4	1.4	1.4	1.4
Other Noninterest Expense	1.7	10.0	(5.2)	(94.9)
Total Noninterest Expense	$ 136.4	$ 537.9	$ (4.5)	$ (65.3)



Noninterest Expense (1)(2)
($ in millions)
$231
$102
$130
$128
$1
$128
$132
$1
$132
$141
$7
$134
$136
$2
$135
Q4-22
Q1-23
Q2-23
Q3-23
Q4-23
Adjusted Noninterest Expense
Other Noninterest Expense



Adjusted Noninterest Expense (1)(2)
($ in millions)
$130
$74
$28
$8
$6
$14
$128
$74
$25
$8
$6
$14
$132
$76
$28
$7
$6
$14
$134
$77
$28
$7
$7
$15
$135
$77
$28
$7
$7
$16
Q4-22
Q1-23
Q2-23
Q3-23
Q4-23
Salaries and Benefits
Services & Fees
Net Occupancy - Premises
Equipment Expense
Other Expense

- Adjusted Noninterest Expense[2] totaled $134.7 million in the fourth quarter, an increase of $723 thousand, or 0.5%, from the prior quarter
- Salaries and employee benefits totaled $78.0 million, in the fourth quarter. Excluding reduction in force expense related to restructuring initiatives of $1.4 million, salaries and benefits expense totaled $76.6 million, a decline of $69 thousand from the prior quarter.

Source: Company reports
(1) Totals may not foot due to rounding
(2) For Non-GAAP measures, please refer to the Earnings Release dated January 23, 2024, and the Consolidated Financial Information, Note 7 – Non-GAAP Financial Measures

Trustmark

Capital Management

Solid capital position reflects consistent profitability of diversified financial services businesses

- Capital position remained strong with a CET1 ratio of 10.04% and a total risk-based capital ratio of 12.29% at December 31, 2023
- During 2023, Trustmark did not repurchase any of its common shares. As previously announced, Trustmark's Board of Directors authorized a stock repurchase program effective January 1, 2024, under which $50.0 million of Trustmark's outstanding shares my be acquired through December 31, 2024.
- Trustmark's Board of Directors declared a quarterly cash dividend of $0.23 per share payable March 15, 2024, to shareholders of record on March 1, 2024



Capital Ratios(1)
6.27%
9.74%
11.91%
6.35%
9.76%
11.95%
6.56%
9.87%
12.08%
6.57%
9.89%
12.11%
6.95%
10.04%
12.29%
Q4-22
Q1-23
Q2-23
Q3-23
Q4-23
TCE/TA
CET1
Total Risk-Based Capital

Source: Company reports

(1) Trustmark has elected the five-year phase-in transition period related to adopting the CECL methodology for its regulatory capital.

Trustmark

2024 Full Year Outlook Commentary[1]

Balance Sheet	• Loans HFI expected to grow mid-single digits • Deposit balances expected to grow low-to-mid single digits • Securities balances expected to decline by high-single digits based on non-reinvestment of portfolio cash flows, subject to impact of changes in market interest rates on AOCI
Net Interest Income	• NII expected to decline low-single digits in 2024 reflecting continued earning asset growth and stabilizing deposit cost resulting in full year NIM of approximately 3.20% based on market implied forward interest rates
Credit	• Total provision for credit losses, including unfunded commitments, is dependent upon future loan growth, current macroeconomic forecast, and credit quality trends • Net charge-offs requiring additional reserving are expected to be nominal based upon current economic outlook
Noninterest Income	• Noninterest income expected to grow mid-single digits
Noninterest Expense	• Adjusted noninterest expense expected to increase low-single digits, reflecting heightened cost containment initiatives and is subject to impact of commissions in mortgage, insurance, and wealth management businesses
Capital	• Will continue disciplined approach to capital deployment with preference for organic loan growth as well as potential M&A • Will maintain a strong capital position; ample to implement corporate priorities/initiatives

Source: Company reports
(1) See Forward Looking Statement Disclosure on page 2 of this presentation for a discussion of factors that could affect management's expectations and results in future periods.

Trustmark Corporation

Who We Are

- Trustmark is a diversified financial services company headquartered in Jackson, MS, providing banking and financial solutions through offices in AL, FL, GA, MS, TN and TX
- Our vision is to be a premier financial services provider in our marketplace.
- Our mission is to achieve outstanding customer satisfaction by providing banking, wealth management, and risk management solutions through superior sales and service, utilizing excellent people, teamwork, and diversity, while meeting our corporate financial goals.

Our Footprint


Extended Commercial Trade Area
Banking Center States
LPO

Strategic Priorities to Enhance Shareholder Value

EFFICIENCY

Pursue efficiency opportunities through adoption of technology, redesign of workflows and workforce structure

GROWTH

Focus on profitable growth to increase EPS, enhance scale, benefit from favorable demographic trends in growth markets, and increase penetration across lines of business

INNOVATION

Invest in technology solutions and data analytics to drive customer engagement, inform sales practices, and aid in the development and enhancement of product or service offerings

RISK MANAGEMENT

Prioritize risk management throughout the organization by incorporating industry leading practices to comply with all applicable regulatory requirements

CULTURE

Adopt a mindset that embraces growth, innovation and efficiency while maintaining core values and sound risk management practices